EXHIBIT 10.3
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                    AMENDMENT NO. 2 TO 2000 STOCK OPTION PLAN
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         Paragraph (a) of Section 4 of the 2000 Stock Option Plan is hereby amended to read as follows:

         "(a) The total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 4,233,330 shares of Common Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares."

         By signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the 2000 Stock Option Plan of the Company.

DATED: February 12, 2003


                                       QT 5, INC.



                                       By /s/ STEVE REDER
                                          --------------------------------------
                                          Steve Reder, Authorized Officer

(SEAL)



By /s/ Fred DeLuca
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   Fred DeLuca, Secretary